PEOPLES ENERGY

AGA Financial Forum

May 8, 2006

Forward-Looking Information

In our presentation today, we will be making some forward-looking statements such as business plans and expectations for future development and earnings growth. Actual results could differ materially from such expectations because of many uncertainties, some of which are listed in the written materials provided to you or in the Company's most recent Form 10-K filed with the Securities and Exchange Commission, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934.

PEOPLES ENERGY

Peoples Energy Attendees

- Thomas M. Patrick — *Chairman, President, and CEO*
- Thomas A. Nardi — *EVP and Chief Financial Officer*
- William E. Morrow — *EVP of Operations*
- Steven W. Nance — *President, Peoples Energy Production*
- Douglas M. Ruschau — *VP Finance and Treasurer*

PEOPLES ENERGY

Key Messages

- Focused on restoring acceptable returns in our core utility business
  - Rate design changes will help stabilize earnings/cash flows
- Diversified businesses continue to perform well
  - Oil and gas rebounding strongly
  - Energy Marketing ahead of plan
  - Successful power business divestiture
- Longer-term, earnings should rebound sharply assuming reasonable rate relief and continued diversified growth

PEOPLES ENERGY

Business Update

A Consistent Business Strategy



Enhance Our Core Distribution Business
Maintain A Strong Credit Profile
Carefully Manage Risk
Build Our Diversified Businesses

PEOPLES ENERGY

Shareholder Driven Financial Objectives

- Business mix that is primarily Gas Distribution
- Returns that exceed our cost of capital
- Long-term earnings growth
- Improved earnings consistency
- Strong dividend supported primarily by utility
- Approximate 50/50 capital structure

PEOPLES ENERGY

Focus on Three Primary Businesses

Recently announced plans to exit power generation business narrows our focus to three primary lines of business —

Gas Distribution

- Our core business
- Two LDC's serving one million customers in Chicago metropolitan market
- 150 year tradition

Oil &Gas Production

- Acquire & exploit strategy
- Complimentary drilling program
- ~240 BCFE of proved reserves pro-forma 3/31/06

Energy Marketing

- Retail and wholesale marketing activities
- Leverages expertise and reputation
- Expanding geographic reach

Gas Distribution Focus

- Utility core values (integrity, teamwork, innovation, diversity and performance)
- Transparency with regulators and stakeholders
- Operational excellence
- Customer empowerment and choice
- Rate relief and reform

Gas Distribution –
Historically Strong Utility Returns

A return to historical utility performance levels should help to drive earnings improvement.



EPS
Utility ROE
$3.00
$2.50
$2.00
$1.50
15.0%
10.0%
5.0%
96
97
98
99
00
01
02
03
04
05
Peoples Energy EPS
Utility ROE

PEOPLES ENERGY

Gas Distribution –
Pending Utility Rate Case Filings

- Rate cases for PGL/NSG to be filed this summer
  - Originally targeted for January — filing delayed by gas charge settlement
  - New rates should take effect late spring 2007
- Compelling need for rate relief — straightforward case
- Illinois regulation has traditionally supported financially strong utilities
- Requested increase for the combined utilities to somewhat exceed previous estimate of $115MM

Gas Distribution –
Rate Design Initiatives

- Margin stabilization/customer alignment
  - Weather normalization
  - Greater recovery of margin thru monthly fixed customer charge versus volumetric charge
  - Bad debt tracker
  - Conservation/decoupling
- Enhanced customer choice programs

PEOPLES ENERGY

Gas Distribution – Typical Rate Case Schedule

	Date
Utilities file	Month 1
Staff / intervenor direct testimony	Month 5
Utilities rebuttal testimony	Month 6
Staff / intervenor rebuttal testimony	Month 7
Utilities surrebuttal testimony	Month 7
Hearings	Month 8
Briefs / Draft Order	Month 9/10
Order	Month 11

Gas Distribution –
Settlement of Utility Gas Charge Case

- Removes uncertainty and eliminates risks and costs of protracted litigation
- Applies to 2000-2004 gas costs — also resolves civil litigation
- Most contentious issues no longer exist
- Amounts credited to customers in FY 2006

PEOPLES ENERGY

A Successful Diversification Strategy

- Diversified businesses will contribute ~$60MM of ongoing FY 2006 operating income
- Balanced portfolio approach
- Solid overall returns on capital (9-10% unlevered)
- Successful exit from power business expected in FY 2006



Operating Income
Millions
$80
$60
$40
$20
$0
FY
99
00
01
02
03
04
05
06E
Diversified/Continuing
Power
Excludes Hub. FY2006 power assumes original budget

PEOPLES ENERGY

Energy Marketing Highlights

- Nearly $20MM operating income in FY 2006
- Over $2MM in synergies through integration of Wholesale and Retail units
- Strong Wholesale results
  - Expanding asset positions
  - Higher margins
- Continued Retail growth in new territories — building scale with major electric customers

PEOPLES ENERGY

Energy Marketing – Wholesale

- New expansion
  - Gulf area and Texas Gas storage
  - Transport capacity into Ohio and Northeast markets
  - Creating services for utilities and gas fired generators
    - Peaking services
    - Asset management
- Traditional Midwest market
  - Moderate growth in services sold with complementary assets
  - Participation in Vector Pipeline expansion for 10+ years
- Asset synergies between new and traditional Midwest market



Traditional Midwest Markets
Northeast Markets
Ohio Market
Egan & Trunkline Storage

PEOPLES ENERGY

Energy Marketing – Retail



- New Expansion – Gas
  - Michigan – MichCon and Consumers' territories with over 3,500 customers and growing
  - Ohio – Dominion East Ohio's territory; branding effort underway currently
  - New York – National Grid's territory
- Current IL Market
  - 90%+ customer retention rate
  - Affinity marketing via IL Energy Consortium, IUPC and IL Retail Merchants Association
  - Recent electric "wins"
    - Fermi National Accelerator Laboratory
    - Metropolitan Water Reclamation District of Greater Chicago

Oil and Gas Production

- Production 13% above plan
- Drilling program on track
- Higher net realized prices due primarily to higher percentage of unhedged volumes
- EnerVest sale complete – $20MM cash proceeds
- $139MM East Texas/North Louisiana acquisition closed in late February



Average Daily Production
FYTD Thru March 31
MMCFED
80
60
40
20
0
2005
2006 Plan
2006

PEOPLES ENERGY

Oil and Gas Production – East Texas

- Core growth area
- Long life reserves
- Low hydrocarbon risk
  - Multiple stacked pay sands
  - Very few dry holes
  - Variable reserve size
- Proven track record
  - Increasing production
  - Adding inventory
  - ~65% increase in proven reserves since 2004 acquisition



Average Daily Gross Production
MMCFED
10
8
6
4
2
0
Oct/04
Dec/04
Feb/05
Apr/05
Jun/05
Aug/05
Oct/05
Dec/05
Feb/06
Base
Drilling Uplift

PEOPLES ENERGY

Oil and Gas Production – E. Texas/N. Louisiana Acquisition

Key Attributes

- Strategic fit
- Diverse asset base
- Multi-year drilling inventory
- Increases R/P ratio to ~ 9 years



TEXAS
MISSISSIPPI
LOUISIANA
Cotton Valley Trend

Peoples Energy Production and Acquired Common Property Areas

Newly Acquired Property Areas

PEOPLES ENERGY

Oil and Gas Production –
E. Texas/N. Louisiana Acquisition

- Production
  - 140 producing wells
  - Second quarter impact – 4.5 MMCFED
- Reserves
  - 59 BCFE proved (47% developed)
  - 50 BCFE probable reserves
  - Substantial additional upside potential
- Drilling inventory
  - 190 proved and probable locations
  - 100-200 potential additional unvalued locations
  - Commitments in place for 3 additional drilling rigs

PEOPLES ENERGY

Oil and Gas Production –
Reserve Growth



Proved Reserves
BCFE
250
200
150
100
50
0
1998
1999
2000
2001
2002
2003
2004
2005
2006*
Operated
Non-Operated

* Pro Forma March 31, 2006

PEOPLES ENERGY

Financial Update

PEOPLES ENERGY

FY 2006 Six Month Results Ending 3/31

- Ongoing earnings (non-GAAP) down slightly from 2005
  - Lower gas distribution offset by higher diversified earnings
- GAAP earnings reflect 2006 settlement charge, 2005 restructuring charge



Earnings Per Share
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.94
$0.36
$2.13
$2.08
FY
2005
2006
GAAP
2005
2006
Non-GAAP
Non-GAAP excludes $0.21 per share restructuring charge FY 2005 and $1.68 per share settlement charge in FY 2006

PEOPLES ENERGY

FY 2006 EPS Outlook

	EPS Impact
FY 2006 Original Guidance (GAAP)	**$2.25-$2.45**
Reclassification of power generation to disc. operations	(0.23)
Adjusted original outlook	**$2.00-$2.20**
Warmer than normal weather/conservation	(0.30-0.35)
Change in accounting treatment for Hub	(0.14-0.14)
Higher interest expense	(0.03-0.05)
Other, net	(0.04-0.06)
FY 2006 Income from continuing operations	**$1.40-$1.65**
Income from discontinued operations	0.23
FY 2006 Net Income (non-GAAP)	**$1.65-$1.90**
Settlement Charge	(1.68)
FY 2006 Net Income (GAAP)	**($0.05)-$0.20**

PEOPLES ENERGY

Capital Spending – FY 2006 Outlook

- FY 2006 capex now estimated at $330MM vs original $260MM est.
- Higher Oil and Gas capex reflects larger than budgeted acquisition, higher drilling capital



Capital Spending
Millions
$350
$300
$250
$200
$150
$100
$50
$0
FY
2003
2004
2005
2006 Plan
2006E
Gas Distribution
E&P Drilling
E&P Acquisitions
Other

PEOPLES ENERGY

Power Asset Divestiture

- Sale of SCEP interest to Exelon for $50MM, subject to effective date, announced March 31
- Exclusive negotiations and due diligence in progress for sale of Elwood interest as well as COB development site
- Sizable gain anticipated
- Cash proceeds will mostly offset higher capex, gas cost settlement

PEOPLES ENERGY

Balance Sheet & Liquidity

- March 31, 2006 debt ratio of 56% (53% excl AOCI)
  - Target 50-55% average
- Liquidity remains strong
  - Lines of credit currently total $600MM ($350 parent/$250 utility)
  - PEC credit facility in process of being extended five years
- Estimated financing requirement (excl seasonal borrowing) of ~$120MM in FY 2006, slightly above plan

PEOPLES ENERGY

FY 2007-08 Earnings Per Share Outlook

- FY 2007 earnings will continue to be pressured
  - Higher gas distribution expenses — rate increase late in fiscal year
  - Elimination of power earnings
  - Higher interest expense
  - Full year impact of recent acquisition and higher net realized prices (assumes $8.50 NYMEX strip)
  - Higher energy marketing results
- FY 2008 strong rebound achievable
  - Full year impact of rate relief
  - Continued diversified growth trend



Earnings Per Share Outlook
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
FY
2006E
2007E
2008E

PEOPLES ENERGY

Summary

- Taking steps necessary to restore earnings base and grow the business
  - Rate case
  - Power divestiture
  - Oil and Gas acquisition
  - Gas charge settlement
- Diversified upside from high and volatile gas price environment
- Committed to a strong balance sheet and dividend

Appendices

Common Stock Information

	9/30/05	4/28/06
Market Price	$39.36	$36.33
Market Capitalization	$1.5B	$1.4B
Annualized Dividend Rate	$2.18	$2.18
Dividend Yield	5.5%	6.0%
Book Value Per Share	$20.97	$22.00
Market Price as a Per Cent of Book Value	188%	165%

PEOPLES ENERGY

Common Stock Dividend



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.84
$2.18
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

PEOPLES ENERGY

Credit Ratings

	Peoples Energy	Peoples Gas/ North Shore Gas
Moody's		
Senior Secured Debt	n.a.	A1
Senior Unsecured Debt	Baa2	n.a.
Commercial Paper	P-2	P-1
Ratings Outlook	Negative	Negative
Standard & Poor's		
Corporate Credit Rating	A-	A-
Senior Secured Debt	n.a.	A-
Senior Unsecured Debt	BBB+	n.a.
Commercial Paper	A-2	A-2
Ratings Outlook	Negative	Negative
Fitch		
Senior Secured Debt	n.a.	AA-
Senior Unsecured Debt	A	n.a.
Commercial Paper	F1	F1
Ratings Outlook	Negative	Negative

PEOPLES ENERGY

Gas Distribution –
Operating and Financial Data*

	Fiscal 2003	Fiscal 2004	Fiscal 2005
Gas deliveries (MMDth)	248	229	218
Weather — % colder/(warmer) than normal	4%	(5%)	(9%)
Number of customers (000)	975	966	969
Operating Income ($MM)	$174	$135	$129
Capital Assets ($MM)	$1,557	$1,572	$1,586
Capital Spending ($MM)	$83	$78	$83

*Excludes Hub

PEOPLES ENERGY

Energy Marketing – Operating Data

	Fiscal 2003	Fiscal 2004	Fiscal 2005
Wholesale gas volumes sold (MMDth)	57	64	66
Retail gas volumes sold (MMDth)	42	48	50
Number of gas customers (000)	19	25	23
Electric sales usage sendout (Mwh)	924	1,113	1,397
Number of electric customers	1,463	1,901	2,268

Oil and Gas Production – Primary Asset Areas

(Pro Forma March 31, 2006)


San Juan Basin
Production 18%
Reserves 14%
East Texas / North Louisiana
Production 14%
Reserves 30%
Upper Gulf Coast
Production 22%
Reserves 24%
South Texas
Production 38%
Reserves 24%

PEOPLES ENERGY

Oil and Gas Production – Acquisitions



Koch
$48 MM - SJB
December 1999
Ensign
$15 MM – Arkoma
July 1999
ETX/N.LA
Acquisition
$139 MM
February 2006
East Texas Assets
$9.5 MM
July 2004
Magnum Hunter
$33 MM – 5 Fields
November 2002
Corpus Christi Area Fields
$33 MM
December 2003
Proton Energy
$6.0 MM – Jennings
April 2005
Abraxas
$10 MM – E. White Pt
June 2002
Sierra
$120 MM -
Alvarado
April 2001
Royal Production
$9 MM – CC West
April 2003
2006 Acquisition
Major Acquisitions
Other Properties

PEOPLES ENERGY

Oil & Gas Production – Acquisition Program Results

Inception thru 9/30/05

	Cost $MM	Proved Reserve Additions (BCFE)	$/MCFE
Initial Acquisition*	$322	228	$1.40
Development & Exploitation (including revisions)	$205	73**	$2.81
Investment to Date***	$527	302	$1.75

* Reserve replacement ratio from initial acquisitions — 175%

** Increase in excess of 30% over proved reserves acquired

*** Does not include $44MM spent on 3rd party drilling deals and exploration

PEOPLES ENERGY

Oil & Gas Production – Drilling & Exploitation Results

	Fiscal 2002-04	Fiscal 2005
Gross Wells Drilled	116	49
Operated Percentage	67%	73%
Success Rate	89%	94%
Reserves Added (BCFE)	64	20
Reserves Added & Developed (BCFE)	119	34
Capital ($MM)	$145	$68
Reserve Replacement Ratio	88%	82%

PEOPLES ENERGY

Oil and Gas Production – Financial Metrics

($/MCFE)

	FY2002	FY2003	FY2004	FY2005	FY2006E
Wellhead Price	$2.89	$5.10	$5.37	$6.85	$8.11
Hedge Impact	$0.51	($0.98)	($0.93)	($2.71)	($2.71)
Realized Price	$3.12	$4.12	$4.44	$4.14	$5.40
Lease Operating Expense	$0.40	$0.42	$0.48	$0.70	$0.76
G&A	$0.43	$0.37	$0.37	$0.49	$0.66
DD&A	$1.40	$1.62	$1.69	$1.87	$2.08
Operating Income Margin – GAAP	$0.83	$1.23	$1.49	$0.69	$1.58
Operating Income Margin*	$0.94	$1.21	$1.35	$0.55	$1.24

*Excluding Equity Investment Income (Loss)

PEOPLES ENERGY

Oil and Gas Production –
FY 2006-2008 Gas Hedge Position

As of 4/20/06

Volume – Millions of MMBTU	**Remaining 2006**	**2007**	**2008**
Swaps	5.0	8.0	2.9
Collars	3.2	4.7	1.3
Total	8.2	12.7	4.2
Hedge % (a)	65-70%	50%	20%
Pricing – per MMBTU			
Swap price	$5.09	$5.37	$5.87
Collars	$4.54-$5.56	$5.62-$6.77	$7.53-$11.94
Total	$4.87-$5.27	$5.46-$5.89	$6.38-$7.73

(a) 2006 as a percentage of remaining expected production. 2007 & 2008 as a percentage of annual production from existing proved reserves

PEOPLES ENERGY